LETTER OF TRANSMITTAL

                                  To Accompany
                          10% Convertible Subordinated
                                   Debentures
                              Due September l, 2007

                                       of

                      PACIFIC INTERNATIONAL SERVICES CORP.

                   Tendered Pursuant to the Offer to Exchange
                             Dated October 31, 1995

     THE OFFER AND WITHDRAWAL RIGHTS EXPIRE AT 12:00 MIDNIGHT, NEW YORK TIME, ON WEDNESDAY, NOVEMBER 29, 1995, UNLESS THE OFFER IS EXTENDED.

                   To:  FIRST FIDELITY BANK, N.A., Depositary

               By Mail:                   By Hand:
     P.O. Box  1380                Corporate Trust/Special Operations
     Newark, New Jersey 07101      10 Bank Street - 3rd Floor
                                   Newark, New Jersey  070102

                          (Eligible Institutions Only)
                  Facsimile Transmission Number (201) 430-4797
                       Confirmation Number (201) 430-4762
                        Information Number (800) 458-0924



                       DESCRIPTION OF DEBENTURES TENDERED
                        (See Instructions 3, 4 and 9)

Name(s) and Address(es) of Registered     Debenture(s) Tendered
Owner(s) (Please Fill in Exactly as Name(s)          (Attach signed list
Appear(s) on Debenture(s))                           if necessary)

                                                Principal     Principal
                                                Amount        Amount of
                                       Debenture              Represented by
Debentures
                                                Number(s)*    Debenture(s)
Tendered**









                                              Total Principal Amount of
                                       Debentures Tendered***




  * Need not be completed if Debentures are delivered by book-entry transfer. ** If you desire to tender less than all of the principal amount of Debentures evidenced by any Debenture listed above, please indicate in this column the principal amount of Debentures you wish to tender. Otherwise, the entire principal amount of all listed Debentures will be deemed to have been tendered. See Instruction 4.
*** The principal amount of Debenture tendered must be an integral multiple of $1,000.




          Delivery of this instrument to an address other than those shown above or transmission of instructions via a facsimile or telex number other than those listed above does not constitute a valid delivery.

          This Letter of Transmittal is to be used only (a) if Debentures (as defined below) are to be physically forwarded with it, or (b) if a tender of Debentures is to be made by book-entry transfer to the account maintained by the Depositary at The Depository Trust company ("DTC"), the Midwest Securities Trust Company ("MSTC") or the Philadelphia Depository Trust Company ("PDTC") (collectively, the "Book-Entry Transfer Facilities") pursuant to Section 2 of the Offer to Exchange.

         Debtholders whose Debentures are not immediately available or who cannot deliver their Debentures and all other documents required by this Letter of Transmittal to the Depositary at or before the Expiration Date (as defined in the Offer to Exchange) (or who are unable to comply with the procedure for book-entry transfer on a timely basis) must tender their Debentures according to the guaranteed delivery procedure set forth in Section 2 of the Offer to Exchange. See Instruction 2. Delivery of documents to one of the Book-Entry Transfer Facilities does not constitute delivery to the Depositary.


    CHECK HERE IF TENDERED DEBENTURES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE DEPOSITARY WITH ONE OF THE BOOK-ENTRY FACILITIES AND COMPLETE THE FOLLOWING:

    Name of Tendering Institution:
    Check Box of applicable Book-Entry Transfer Facility:

    DTC  ^  ^                  MSTC  ^  ^                 PDTC^  ^

    Account Number:

    Transaction Code Number:

    CHECK HERE IF DEBENTURES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE
    FOLLOWING:

    Name(s) of Registered Owner(s)

    Date of Execution of Notice of Guaranteed Delivery:


    Name of Institution Which Guaranteed Delivery:


    Check Box of applicable Book-Entry Transfer Facility and give Account Number if Delivered by Book-Entry Transfer:

    DTC  ^  ^                  MSTC  ^  ^                 PDTC^  ^

    Account Number:

    Transaction Code Number:


Ladies and Gentlemen:

         The undersigned hereby tenders to Pacific International Services Corp., a California corporation (the "Company"), the principal amount of 10% Convertible Subordinated Debentures Due September 1, 2007 (the "Debentures") as set forth above, net to the seller in cash, upon the terms and subject to the conditions set forth in the Company's Offer to Exchange dated October 31, 1995, receipt of which is hereby acknowledged, and in this Letter of Transmittal (which together constitute the "Offer"). The undersigned understands that for each $1.00 in principal amount of Debentures properly tendered and accepted by the Company he/she will receive $0.50 in cash (the "Cash Payment"), .769505 shares of the Company's common stock $0.10 stated value (the "Common Stock") and a pro rata share of new debentures (the "New Debentures") of the Company in an aggregate principal amount equal to $1,050,000 less the face amount of any Debentures not tendered and less the original principal amount, if any, of a new promissory note (the "Net Worth Note") which may be issued to Dollar Systems, Inc., as part of the sale by the Company of substantially all of the assets and liabilities comprising the Company's vehicle rental division. The Cash Payment, the .769505 shares of Common Stock and the issuance of the New Debentures are collectively referred to as the "Purchase Price". Accrued interest will not be paid on the Debentures tendered and accepted for exchange. All Debtholders who tender Debentures and whose Debentures are accepted for exchange by the Company shall be deemed to have waived, with respect to those Debentures exchanged, all existing defaults and all consequences of such defaults, under the Indenture dated September 1, 1988 between the Company and Chemical Trust Company of California (as successor trustee to Manufacturers Hanover Trust Co. of California) as Trustee, as amended.

         Subject to and effective upon acceptance for exchange of the Debentures tendered hereby in accordance with the terms of the Offer (including, if the Offer is extended or amended, the terms or conditions of any such extension or amendment), the undersigned hereby sells, assigns, and transfers to or upon the order of the Company all right, title and interest in and to all Debentures tendered hereby or orders the registration of such Debentures tendered by book-entry transfer that are exchanged pursuant to the Offer; and hereby irrevocably constitutes and appoints the Depositary as attorneys-in-fact of the undersigned with respect to such Debentures, with full power of substitution (such power of attorney being an irrevocable power coupled with an interest), to:

         (a) deliver such Debentures, or transfer ownership of such Debentures on the account books maintained by a Book-Entry Transfer Facility, together in either such case with all accompanying evidences of transfer and authenticity, to or upon the order of the Company;

         (b) present such Debentures for cancellation and transfer on the Company's books; and

         (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Debentures, subject to the next paragraph, all in accordance with the terms of the Offer.

The undersigned hereby represents and warrants that:

         (a) the undersigned "owns" the Debentures tendered hereby within the meaning of Rule 10b-4 promulgated under the Securities Exchange Act of 1934, as amended, and has full power and authority to validly tender, sell, assign, and transfer the Debentures tendered hereby;

         (b) when and to the extent the Company accepts the Debentures for exchange, the Company will acquire good, marketable, and unencumbered title to them, free and clear of all security interests, liens, charges, encumbrances, conditional sales agreements, or other obligations relating to their sale or transfer, and not subject to any adverse claim;

         (c) on request the undersigned will execute and deliver any additional documents the Depositary or the Company deems necessary or desirable to complete the assignment, transfer, and purchase of the Debentures tendered hereby; and

         (d) the undersigned has read and agrees to all of the terms of the Offer.

         The names and addresses of the registered holders should be printed, if they are not already printed above, as they appear on the Debentures tendered hereby. The principal amount of Debentures that the undersigned wishes to tender should be indicated in the appropriate boxes.

         The undersigned understands that all Debentures properly tendered and not withdrawn will be exchanged at the Purchase Price, upon the terms and subject to the conditions of the Offer and that the Company will return all other Debentures.

         The undersigned recognizes that the Company may terminate or amend the Offer or may not be required to exchange any of the Debentures tendered hereby. In any of such events, the undersigned understands that any Debentures not tendered or not exchanged will be returned to the undersigned at the address indicated above, unless otherwise indicated under the Special Payment Instructions or Special Delivery Instructions below. The undersigned recognizes that the Company has no obligation, pursuant to the Special Payment Instructions, to transfer any Debentures from the name of their registered holder, or to order the registration or transfer of such Debentures tendered by book-entry transfer, if the Company exchanges none of the Debentures represented by such debentures or tendered by such book-entry transfer.

         The undersigned understands that acceptance of Debentures by the Company for exchange will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Offer.

         The check for the Cash Payment, the certificate's representing the Common Stock and the New Debentures for such of the tendered Debentures as are accepted for exchange will be issued to the order of the undersigned and mailed to the address indicated above unless otherwise indicated under the Special Payment Instructions or the Special Delivery Instructions below.

         All authority conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned, and any obligations of the undersigned under this Letter of Transmittal shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer to Exchange, this tender is irrevocable.



                    NOTE:  SIGNATURES MUST BE PROVIDED BELOW

               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

          SPECIAL PAYMENT INSTRUCTIONS SPECIAL DELIVERY INSTRUCTIONS
          (See Instructions 1, 4, 5 and 7)(See Instructions 1, 4, 5 and 7)

    To be completed ONLY if DebenturesTo be completed ONLY if Debentures representing the principal amount not representing the principal amount tendered or not exchanged, and/or any check,not tendered or not exchanged and/or
stock certificate or new debenture     any check, stock certificate or new
representing the Purchase Price of     debenture representing the Purchase
Debentures exchanged, are to be issued inPrice of Debentures exchanged, issued the name of and sent to someone other in the name of the undersigned, are
than the undersigned.                  to be sent to someone other than the
                                       undersigned, or to the undersigned at an address other than that shown above.


Issue     Debenture                    Deliver     Debenture
           Check        Certificates       Check        Certificates
      __  New Debenture to:            __  New Debenture to:

    Name:                              Name:
                   (Please Print)                 (Please Print)
    Address:                           Address:


              (Include Zip Code)                  (Include Zip Code)

 (Tax Identification or Social         (Tax Identification or Social
  Security Number)                     Security Number)








                        HOLDER(S) OF DEBENTURES SIGN HERE
                           (See Instructions 1 and 5)

          Must be signed by registered holder(s) exactly as name(s) appear(s) on Debentures(s) or on a security position listing or by person(s) authorized to become a registered holder(s) by certificates and documents transmitted with this Letter of Transmittal. If signature is by attorneys-in-fact, executor, administrator, trustee, guardian, officer of a corporation or another acting in a fiduciary or representative capacity, please set forth the full title. See Instruction 5.




                               (Signature(s) of Holder(s))

          Dated                                                   , 1995

          Name(s)

                                     (Please Print)

          Area Code and Telephone Number


                             (Tax Identification or
                            Social Security Number(s))









                     GUARANTEE OF SIGNATURE(S) (if required)
                           (See Instructions 1 and 5)

          Authorized Signature

          Name
                                       (Please Print)
          Title

          Name of Firm

          Address
                                         (Include Zip Code)

          Area Code and Telephone Number

          Dated:                                                  , 1995





PLEASE COMPLETE THE SUBSTITUTE FORM W-9 ON THE TENTH PAGE OF THIS LETTER OF TRANSMITTAL.


                                  INSTRUCTIONS

                     Forming Part of the Terms of the Offer

          1. Guarantee of Signatures. No signature guarantee is required if either:

          (a) this Letter of Transmittal is signed by the registered holder of the Debentures (which term, for purposes of this document, shall include any participant in a Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Debentures) tendered with this Letter of Transmittal and payment and delivery are to be made directly to such holder; or

          (b) such Debentures are tendered for the account of a member firm of a registered national securities exchange, a member of the National
    Association of Securities Dealers, Inc., or a commercial bank or trust company having an office, branch, or agency in the United States (each being referred to as an "Eligible Institution").

In all other cases, an Eligible Institution must guarantee all signatures on this Letter of Transmittal. See Instruction 5.

          2. Delivery of Letter of Transmittal and Debentures; Guaranteed Delivery Procedure. This Letter of Transmittal is to be used only if Debentures are to be forwarded with it to the Depositary or if tenders are to be made pursuant to the procedure for tender by book-entry transfer set forth in
Section 2 of the Offer to Exchange. Certificates for all physically tendered Debentures, or confirmation of a book-entry transfer into the Depositary's account at a Book-Entry Transfer Facility of Debentures tendered electronically, together in each case with a properly completed and duly executed Letter of Transmittal or manually signed facsimile of it, and any other documents required by this Letter of Transmittal should be mailed or delivered to the Depositary at the appropriate address set forth herein and must be received by the Depositary at or before the Expiration Date (as defined in the Offer to Exchange).

          Debtholders whose Debentures are not immediately available or who cannot deliver Debentures and all other required documents to the Depositary before the Expiration Date, or whose Debentures cannot be delivered on a timely basis pursuant to the procedure for book-entry transfer, may tender their Debentures by or through an Eligible Institution by properly completing and duly executing and delivering a Notice of Guaranteed Delivered (or facsimile of it) and by otherwise complying with the guaranteed delivery procedure set forth in
Section 2 of the Offer to Exchange. Pursuant to completion of such procedure, all physically tendered Debentures, or book-entry confirmations, as the case may be, as well as a properly completed and duly executed Letter of Transmittal and all other documents required by this Letter of Transmittal, must be received by the Depositary within five New York Stock Exchange trading days after receipt by the Depositary of such Notice of Guaranteed Delivery, all as provided in
Section 2 of the Offer to Exchange.

          The Notice of Guaranteed Delivery may be delivered by hand or transmitted by telegram, telex, facsimile transmission, or mail to the Depositary and must include a guarantee by an Eligible Institution in the form set forth in such Notice. For Debentures to be validly tendered pursuant to the guaranteed delivery procedure, the Depositary must receive the Notice of Guaranteed Delivery at or before the Expiration Date.

          THE METHOD OF DELIVERY OF ALL DOCUMENTS, INCLUDING DEBENTURES, IS AT THE ELECTION AND RISK OF THE TENDERING DEBTHOLDER. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED.

          The Company will not accept any alternative, conditional or contingent tenders, nor tenders other than in $l,000 denominations. All tendering Debtholders, by execution of this Letter of Transmittal (or a facsimile of it), waive any right to receive any notice of the acceptance of their tender.

          3. Inadequate Space. If the space provided in the box captioned "Description of Debentures Tendered" is inadequate, the Debenture numbers and/or the principal amount of Debentures that are being tendered should be listed on a separate signed schedule and attached to this Letter of Transmittal.

          4. Partial Tenders and Unpurchased Debentures. (Not applicable to Debtholders who tender by book-entry transfer.) Tenders of Debentures will be accepted only in integral multiples of $1,000. If less than the entire principal amount of all of the Debentures is to be tendered, fill in the principal amount of Debentures which is to be tendered in the column entitled "Principal Amount of Debentures Tendered." In such case, if any tendered Debentures are accepted for exchange, a new Debenture for the remaining principal amount will be issued and sent to the registered holder, unless otherwise specified in the "Special Payment Instructions" or "Special Delivery Instructions" boxes on this Letter of Transmittal, promptly after the Expiration Date. The principal amount of Debentures listed and delivered to the Depositary are deemed to have been tendered unless otherwise indicated.

          5.  Signatures on Letter of Transmittal; Assignments and Endorsements.

          (a) If this Letter of Transmittal is signed by the registered holder(s) of the Debentures tendered hereby, the signature must correspond exactly with the name(s) as written on the face of the Debenture without any change whatever.

          (b) If the Debentures are registered in the names of two or more joint holders, each such holder must sign this Letter of Transmittal.

          (c) If any tendered Debentures are registered in different names on several Debentures, it will be necessary to complete, sign, and submit as many separate Letters of Transmittal (or facsimiles of it) as there are different registrations of Debentures.

          (d) When this Letter of Transmittal is signed by the registered holder(s) of the Debentures listed and transmitted hereby, no endorsement(s) or separate assignment is required unless payment is to be made or the Debentures not tendered or not exchanged are to be issued, to a person other than the registered holder(s). Signatures on such Debentures must be guaranteed by an Eligible Institution. If this Letter of Transmittal is signed by a person other than the registered holder of the Debentures, however, the Debentures must be accompanied by a signed copy of the form of assignment that is attached to the Debentures signed exactly as the name(s) of the registered holder(s) appear(s) on the Debentures, and signatures on such Debentures or assignment forms must be guaranteed by an Eligible Institution. See Instruction 1.

          (e) If this Letter of Transmittal or any Debentures or allonges are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and must submit the proper evidence satisfactory to the Company of their authority to so act.

          6. Transfer Taxes. Except as provided in this Instruction, no transfer tax stamps or funds to cover such stamps need accompany this Letter of Transmittal. The Company will pay or cause to be paid any transfer taxes payable on the transfer to it of Debentures exchanged pursuant to the Offer. If, however:

          (a) payment of the Purchase Price is to be made to any person(s) other than the registered holder(s);

          (b) Debentures not tendered or not accepted for purchase are to be registered in the name of any person(s) other than the registered holder(s); or

          (c) tendered Debentures are registered in the name(s) of any person(s) other than the person(s) signing this Letter of Transmittal,

the Depositary will deduct from the Purchase Price the amount of any transfer taxes (whether imposed on the registered holder or such other person) payable on account of the transfer to such person, unless satisfactory evidence of the payment of such taxes, or an exemption from them, is submitted.

          7. Special Payment and Delivery Instructions. If Debentures not tendered or not exchanged and/or checks for the Cash Payment, stock certificates representing the Common Stock and the New Debentures are to be issued in the name of a person other than the signer of the Letter of Transmittal or if such certificates, New Debentures and/or checks are to be sent to someone other than the signer of the Letter of Transmittal or to the signer at a different address, the captioned boxes "Special Payment Instructions" and/or "Special Delivery Instructions" on this Letter of Transmittal should be completed.

          8. Irregularities. The Company will determine, in its sole discretion, all questions as to the validity, form, eligibility (including time of receipt) and acceptance for exchange of any tender of Debentures and its determination shall be final and binding on all parties. The Company reserves the absolute right to reject any or all tenders determined by it not to be in proper form or the acceptance of or exchange for which may, in the opinion of the Company's counsel, be unlawful. The Company also reserves the absolute right to waive any of the conditions of the Offer or any defect or irregularity in the tender of any particular Debentures and the Company's interpretation of the terms of the Offer (including these instructions) will be final and binding on all parties. No tender of Debentures will be deemed to be properly made until all defects and irregularities have been cured or waived. Unless waived, any defects or irregularities in connection with tenders must be cured within such time as the Company shall determine. None of the Company, the Depositary, the Information Agent or any other person is or will be obligated to give notice of defects or irregularities in tenders, nor shall any of them incur any liability for failure to give any such notice.

          9.  INTENTIONALLY OMITTED.

          10. Questions and Requests for Assistance and Additional Copies. Questions and requests for assistance may be directed to, or additional copies of the Offer to Exchange, the Notice of Guaranteed Delivery, and this Letter of Transmittal may be obtained from the Information Agent at its address and telephone number set forth in the Letter of Transmittal.

          11. Substitute Form W-9. Each tendering Debtholder (or other payee) is required to provide the Depositary with a correct taxpayer identification number ("TIN") on the Substitute Form W-9 which is provided under "Important Tax Information" below, and to indicate that the Debtholder (or other payee) is not subject to backup withholding by checking the box in Part 2 of the form. Failure to provide the information on the form or to check the box in Part 2 of the form may subject the tendering Debtholder (or other payee) to 31% federal income tax withholding on the payments made to the Debtholder (or other payee) with respect to Debentures exchanged pursuant to the Offer. The box in Part 3 of the form may be checked if the tendering Debtholder (or other payee) has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked and the Depositary is not provided with a TIN within sixty (60) days, the Depositary will withhold 31% on all such payments thereafter until a TIN is provided to the Depositary.

          12. Waiver of Conditions. The conditions of the Offer may be waived by the Company, in whole or in part, at any time and from time to time in the Company's sole discretion, in the case of any Debentures tendered.

          13. Lost or Destroyed Certificates. If any Debenture(s) has been lost or destroyed, the Debtholder should promptly notify First Fidelity Bank, N.A., of this fact in writing, or call 1-800-458-0924. The Debtholder will then be instructed as to the procedure to be followed in order to replace the Debenture(s). This Letter of Transmittal and related documents cannot be processed until procedures for replacing lost or destroyed Debentures have been followed.

          IMPORTANT: This Letter of Transmittal or a manually signed facsimile of it (together with the Debentures or confirmation of book-entry transfer and all other required documents) or the Notice of Guaranteed Delivery must be received by the Depositary at or before the Expiration Date.



                            IMPORTANT TAX INFORMATION

          Under federal income tax law, a Debtholder whose tendered Debentures are accepted for exchange is required by law to provide the Depositary with such Debtholder's correct TIN on Substitute Form W-9 below. If the Depositary is not provided with the correct TIN, the Internal Revenue Service may subject the Debtholder or other payee to a $50 penalty. In addition, payments that are made to such Debtholder or other payee with respect to Debentures pursuant to the Offer may be subject to backup withholding.

          Certain Debtholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign Debtholder to qualify as an exempt recipient, the Debtholder must submit a Form W-8, signed under penalties of perjury, attesting to that individual's exempt status. A Form W-8 can be obtained from the Depositary. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for more instructions.

          If backup withholding applies, the Depositary is required to withhold 31% of any such payments made to the Debtholder or other payee. Backup withholding is not an additional tax. Instead, the amount withheld is allowed as a credit against the payee's tax liability. If withholding results in an overpayment of taxes, a refund may be obtained.

Purpose of Substitute Form W-9

          To prevent backup withholding on payments made to a Debtholder or other payee with respect to Debentures exchanged pursuant to the Offer, the Debtholder is required to notify the Depositary of the Debtholder's correct TIN by completing the form below, certifying that the TIN provided on Substitute Form W-9 is correct (or that such Debtholder is awaiting a TIN) and that:

          (a) the Debtholder has not been notified by the Internal Revenue Service that the Debtholder is subject to backup withholding as a result of failure to report all interest or dividends; or

          (b) the Internal Revenue Service has notified the Debtholder that the Debtholder is no longer subject to backup withholding.

What Number to Give the Depositary

          The Debtholder is required to give the Depositary the TIN (e.g., social security number or employer identification number) of the record holder of the Debentures. If the Debentures are in more than one name or are not in the name of the actual holder, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.


                    PAYER'S NAME:  FIRST FIDELITY BANK, N.A.



   SUBSTITUTE             Part 1 -- PLEASE PROVIDE YOUR TIN ON
                          THE LINE AT RIGHT AND CERTIFY
   Form W-9               BY SIGNING AND DATING BELOW

                                                       Social Security No. or
                                                       Employer   Identification
No.


   Department of the      Part 2  -- Check  the box  if you  are Not  subject to
                          backup
   Treasury; Internal     withholding   under   the   provisions    of   Section
                          3406(a)(1)(C)
   Revenue Service Payers of  the Internal Revenue Code because (1) you have NOT been
   Request for Taxpayer   notified that you are subject to backup withholding as
                          a
   Identification Number  result of failure to  report all interest or dividends
                          or
   (TIN)                  (2) the Internal Revenue Service has notified you that
                          you are no longer subject to backup withholding.



                            CERTIFICATION -- UNDER THE PENALTIES OF
                            PERJURY, I CERTIFY THAT THE INFORMATION     Part 3
                            PROVIDED ON THIS FORM IS TRUE, CORRECT
                            AND COMPLETE.                      Awaiting TIN


                                  Signature           Date



     NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

        YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECK THE BOX
                        IN PART 3 OF SUBSTITUTE FORM W-9



                       CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a tax-payer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within sixty (60) days, 31% of all reportable payments made to me thereafter will be withheld until I provide a number.



       Signature                                                  Date





                            The Information Agent is:

                            GEORGESON & COMPANY INC.

                                Wall Street Plaza
                               New York, NY 10005
                                Managing Director

                                   Telephone:

                 Banks and Brokers Call Collect: (212) 440-9800
                          Call Tollfree: 1-800-223-2064

                                   Facsimile:

                                 (212) 440-9009




             GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                          NUMBER ON SUBSTITUTE FORM W-9

Guidelines for Determining the Proper Identification Number to Give the Payer. Social Security numbers have nine digits separated by two hyphens: i.e. 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e. 00-0000000. The table below will help determine the number to give the payer.



For this type of account:Give the SOCIAL SECURITY NUMBER of--



1.  An individual's account                     The individual

2.  Two or more individuals (joint account)     The  actual owner  of the
                                                account  or, if  combined
                                                funds,  any  one  of  the
                                                individuals(1)

3.  Husband and wife (joint account)            The actual owner of the account
                                                or, if joint funds, either
                                                person(1)

4. Custodian account of a minor (Uniform Gift The minor(1) to Minors Act)

5.  Adult and minor (joint account)             The adult or, if the minor is
                                                the only contributor, the
                                                minor(1)

6.  Account in the name of a guardian or        The ward, minor, or incompetent
    committee for a designated ward, minor,     person(3)
    or incompetent person

7.  a. The usual revocable savings trust        The grantor-trustee(1)
       account (grantor is also trustee)

    b. So-called trust account that is not      The actual owner(1)
       legal or valid trust under State law

8.  Sole proprietorship account                 The Owner(4)

9.  A valid trust, estate, or pension trust     Legal entity (Do  not
                                                furnish the identifying
                                                number of the personal
                                                representative or trustee
                                                unless  the legal  entity
                                                itself is  not designated
                                                in the account title.)(5)

10. Corporate account                           The Corporation

11. Religious, charitable, or educational       The Organization
    organization account

12. Partnership account held in the name of     The Partnership
    the business

13. Association, club, or other tax-exempt      The Organization
    organization

14. A broker or registered nominee              The broker or nominee



             GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                          NUMBER ON SUBSTITUTE FORM W-9

                                     Page 2



15. Account with the Department of        The public entity
    Agriculture in the name of a public
    entity (such as a State or local
    government, school district, or prison)
    that receives agricultural program payments




1.  List first and circle the name of the person whose number you furnish.
2.  Circle the minor's name and furnish the minor's social security number.
3. Circle the ward's, minor's or incompetent person's name and furnish such person's social security number.
4.  Show the name of the owner.
5.  List first and circle the name of the legal trust, estate, or pension trust.
Note: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.


             GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                          NUMBER ON SUBSTITUTE FORM W-9

                                     Page 3
OBTAINING A NUMBER

If you don't have a taxpayer identification number or you don't know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number.

PAYEES EXEMPT FROM BACKUP WITHHOLDING

Payees specifically exempted from backup withholding on ALL payments include the following:

0   A corporation.
0   A financial institution.
0 An organization exempt from tax under Section 501(a), or an individual retirement plan.
0   The United States or any agency or instrumentality thereof.
0 A State, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof.
0 A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.
0   An international organization or any agency, or instrumentality thereof.
0 A registered dealer in securities or commodities registered in the U.S. or a possession of the U.S.
0   A real estate investment trust.
0   A common trust fund operated by a bank under Section 584(a).
0   An exempt charitable  remainder trust,  or a non-exempt  trust described  in
    Section 4947(a)(1).
0   An entity registered at all times under the Investment Company Act of 1940.
0   A foreign central bank of issue.

Payments of dividends and patronage dividends not generally subject to backup withholding include the following:

0   Payments to nonresident aliens subject to withholding under Section 1441.
0 Payments to partnerships not engaged in a trade or business in the U.S. and which have at least one nonresident partner.
0   Payments of  patronage dividends where  the amount received  is not  paid in money.
0   Payments made by certain foreign organizations.
0   Payments made to a nominee.

Payments of interest not generally subject to backup withholding include the following:

0   Payments of interest on obligations issued by individuals.

    Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade or business and you have not provided your correct taxpayer identification number to the payer.

0   Payments of tax-exempt interest  (including exempt-interest dividends  under
    Section 852).
0   Payments described in Section 6049(b)(5) to nonresident aliens.
0   Payments on tax-free covenant bonds under Section 1451.
0   Payments made by certain foreign organizations.
0   Payments made to a nominee.



             GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                          NUMBER ON SUBSTITUTE FORM W-9

                                     Page 4
Exempt payees described above should file Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" ON THE FACE OF THE FORM, AND RETURN IT TO THE PAYER. IF THE PAYMENTS ARE INTEREST, DIVIDENDS, OR PATRONAGE DIVIDENDS, ALSO SIGN AND DATE THE FORM.

Certain payments other than interest, dividends, and patronage dividends, that are not subject to information reporting are also not subject to backup withholding. For details, see the regulations under Sections 6041, 6041A(a), 8045, and 8050A.



                    GUIDELINES FOR CERTIFICATION OF TAXPAYER
                  IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9

                                     Page 5


Privacy Act Notice. Section 6109 requires most recipients of dividend, interest, or other payments to give taxpayer identification numbers to payers who must report the payments to the IRS. The IRS uses the numbers for identification purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Beginning January 1, 1984, payers must generally withhold 31% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

PENALTIES

(1) Penalty for failure to Furnish Taxpayer Identification Number. If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) Failure to Report Certain Dividend and Interest Payments. If you fail to include any portion of an includible payment for interest, dividends, or patronage dividends in gross income, such failure will be treated as being due to negligence and will be subject to a penalty of 5% on any portion of an under-payment attributable to that failure unless there is clear and convincing evidence to the contrary.

(3) Civil  Penalty for False  Information With Respect  to Withholding.   If you
    make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(4) Criminal Penalty  for Falsifying Information.   Falsifying certifications or
    affirmations may subject you to criminal penalties including fines and/or imprisonment.

 FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE